UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

JULY 31, 2016

2016 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Enhanced International Large-Cap ETF | IEIL | NYSE Arca
➢	iShares Enhanced International Small-Cap ETF | IEIS | NYSE Arca
➢	iShares Enhanced U.S. Large-Cap ETF | IELG | NYSE Arca
➢	iShares Enhanced U.S. Small-Cap ETF | IESM | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets declined modestly for the 12 months ended July 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.44% for the reporting period.

The modest overall decline in global stock markets masked significant volatility during the reporting period. Stocks fell during the first half of the reporting period amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

Central bank stimulus activity and a recovery in energy prices helped global equity markets reverse course after bottoming in mid-February 2016. The global equity market rally in the latter half of the reporting period was also driven by signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Late in the reporting period, market volatility increased following the “Brexit” referendum in the U.K., where an affirmative vote to leave the European Union led to a sharp decline in the British pound (which fell by 18% against the U.S. dollar for the reporting period) and increased expectations of an interest rate cut from the Bank of England.

Among developed markets, the U.S. was one of the few markets to advance, returning approximately 4% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first seven months of the year. Stable Fed monetary policy provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region were mixed. Australia and New Zealand posted positive returns for the reporting period, benefiting from improving economic growth. However, other markets in the region, including Japan and Singapore, fell during the reporting period. In particular, the Japanese equity market declined by nearly 20%, but a strong rally in the Japanese yen (which appreciated by 17% against the U.S. dollar) helped offset the overall market decline.

European stock markets declined by approximately 10% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Denmark performed best. In the U.K., the equity market advanced by about 4%, but the sharp decline in the British pound led to negative returns in U.S. dollar terms.

Emerging markets stocks declined by approximately 1% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil. Stock markets in Eastern Europe fell the most, primarily because of sharp declines in Greece, Poland, and the Czech Republic.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(6.35)%	(1.81)%	(6.35)%	(4.34)%
Fund Market	(6.82)%	(2.00)%	(6.82)%	(4.79)%
MSCI World ex USA Index	(6.88)%	(2.80)%	(6.88)%	(6.68)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/14. The first day of secondary market trading was 2/27/14.

The MSCI World ex USA Index is an unmanaged broad-based index that measures the performance of the large- and mid-capitalization sectors of developed equity markets, excluding the United States.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,056.50	$1.79	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

The iShares Enhanced International Large-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of international large-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was -6.35%, net of fees.

The Fund declined for the reporting period and performed in line with the -6.88% return of the MSCI World ex USA Index. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability, and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization, and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund was positioned to have less volatility than the broader market, and this positioning added value during the reporting period as the broad international equity markets experienced periods of significant volatility, particularly over the latter half of the reporting period. For example, international equity markets declined significantly in early 2016 amid lower energy prices and slowing global growth. International stocks subsequently rebounded somewhat before falling substantially again in late June following the U.K.’s referendum to leave the European Union.

The Fund’s exposure to stocks with smaller relative market capitalizations also added value, while exposure to value-oriented stocks detracted from performance.

As of the end of the reporting period, the Fund’s largest sector overweights relative to the MSCI World ex USA Index were telecommunication services and financials, while the largest underweights were consumer discretionary and healthcare.

Special Note: On June 23, 2016, the Board unanimously voted to close and liquidate the Fund. After the close of business on August 23, 2016, subject to applicable law, the Fund no longer accepted creation orders. Trading in the Fund was halted prior to market open on August 24, 2016. Proceeds of the liquidation were sent to shareholders on August 30, 2016.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Financials	28.92%
Industrials	16.73
Telecommunication Services	10.42
Consumer Staples	10.18
Health Care	7.29
Materials	6.75
Energy	5.89
Utilities	5.07
Consumer Discretionary	4.88
Information Technology	3.87

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/16

Country	Percentage of Total Investments*

Japan	26.15%
Switzerland	13.14
United Kingdom	12.21
Canada	9.29
Denmark	5.90
Netherlands	5.53
Belgium	5.30
France	4.29
Australia	4.02
Germany	3.30

TOTAL	89.13%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	6.62%	1.55%	6.62%	3.80%
Fund Market	5.99%	1.40%	5.99%	3.43%
MSCI World ex USA Small Cap Index	2.55%	0.69%	2.55%	1.68%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/14. The first day of secondary market trading was 2/27/14.

The MSCI World ex USA Small Cap Index is an unmanaged broad-based index that measures the performance of the small-capitalization sector of developed equity markets, excluding the United States.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,162.40	$2.63	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

The iShares Enhanced International Small-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of international small-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 6.62%, net of fees.

The Fund posted a positive return for the reporting period and outperformed the 2.55% return of the MSCI World ex USA Small Cap Index. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability, and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization, and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund was positioned to have less volatility than the broader market, and this positioning added value during the reporting period as the broad international equity markets experienced periods of significant volatility, particularly over the latter half of the reporting period. For example, international equity markets declined significantly in early 2016 amid lower energy prices and slowing global growth. International stocks subsequently rebounded somewhat before falling substantially again in late June following the U.K.’s referendum to leave the European Union.

The Fund’s exposure to value detracted from performance during the reporting period as value-oriented international stocks underperformed. The Fund’s exposure to stocks with smaller relative market capitalizations had little impact on overall performance.

As of the end of the reporting period, the Fund’s largest sector overweights relative to the MSCI World ex USA Small Cap Index were consumer discretionary and information technology, while the largest underweights were financials and industrials.

Special Note: On June 23, 2016, the Board unanimously voted to close and liquidate the Fund. After the close of business on August 23, 2016, subject to applicable law, the Fund no longer accepted creation orders. Trading in the Fund was halted prior to market open on August 24, 2016. Proceeds of the liquidation were sent to shareholders on August 30, 2016.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	18.80%
Industrials	16.65
Financials	16.49
Information Technology	12.82
Materials	11.78
Consumer Staples	7.83
Energy	6.42
Health Care	5.77
Telecommunication Services	2.40
Utilities	1.04

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 7/31/16

Country	Percentage of Total Investments*

Japan	33.65%
United Kingdom	10.71
Australia	7.82
Canada	6.52
Denmark	6.18
Finland	4.60
Germany	4.11
Belgium	3.99
New Zealand	3.90
France	3.23

TOTAL	84.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® ENHANCED U.S. LARGE-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.57%	12.26%	5.57%	46.36%
Fund Market	5.57%	12.28%	5.57%	46.44%
Russell 1000 Index	4.84%	12.50%	4.84%	47.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

The Russell 1000® Index is an unmanaged broad-based index that measures the performance of the large- and mid-capitalization sectors of the U.S. equity market.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,139.80	$0.96	$1,000.00	$1,024.00	$0.91	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED U.S. LARGE-CAP ETF

The iShares Enhanced U.S. Large-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 5.57%, net of fees.

The Fund posted a positive return for the reporting period and outperformed the 4.84% return of the Russell 1000® Index. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability, and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization, and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund was positioned to have less volatility than the broader market, and this positioning added value during the reporting period as the broad U.S. equity market experienced periods of significant volatility, particularly over the latter half of the reporting period. For example, the domestic equity market declined significantly in early 2016 amid lower energy prices and slowing global growth. Stocks subsequently rebounded until late June, when concerns over the U.K.’s referendum to leave the European Union contributed to another sharp decline.

The Fund’s exposure to stocks with smaller relative market capitalizations also added value, while exposure to value-oriented stocks detracted from performance.

As of the end of the reporting period, the Fund’s largest sector overweights relative to the Russell 1000® Index were information technology and utilities, while the largest underweights were consumer staples and materials.

Special Note: On June 23, 2016, the Board unanimously voted to close and liquidate the Fund. After the close of business on August 23, 2016, subject to applicable law, the Fund no longer accepted creation orders. Trading in the Fund was halted prior to market open on August 24, 2016. Proceeds of the liquidation were sent to shareholders on August 30, 2016.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Information Technology	31.21%
Financials	18.54
Consumer Discretionary	13.30
Health Care	12.65
Utilities	7.13
Consumer Staples	5.60
Industrials	5.09
Energy	4.32
Telecommunication Services	2.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

VMware Inc. Class A	2.46%
Johnson & Johnson	2.43
CR Bard Inc.	2.26
Amazon.com Inc.	2.16
AT&T Inc.	2.15
Reinsurance Group of America Inc.	2.15
Intuit Inc.	2.15
Aflac Inc.	2.12
TJX Companies Inc. (The)	2.12
Intel Corp.	2.10

TOTAL	22.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® ENHANCED U.S. SMALL-CAP ETF

Performance as of July 31, 2016

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	4.77%	10.78%	4.77%	40.11%
Fund Market	4.71%	10.76%	4.71%	40.03%
Russell 2000 Index	0.00%	10.34%	0.00%	38.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

The Russell 2000® Index is an unmanaged broad-based index that measures the performance of the small-capitalization sector of the U.S. equity market.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Beginning Account Value (2/1/16)	Ending Account Value (7/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,187.80	$1.90	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

The iShares Enhanced U.S. Small-Cap ETF (the “Fund”) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. small-capitalization issuers. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended July 31, 2016, the total return for the Fund was 4.77%, net of fees.

The Fund posted a positive return for the reporting period and outperformed the 0.00% return of the Russell 2000® Index. The Fund combines the investment characteristics, or factors, of quality, value, and size exposures based on BlackRock insights. Quality is defined as a company that exhibits positive fundamentals, including high cash earnings, low earnings variability, and low debt-to-equity ratio, while value refers to companies with lower relative valuations based on measures such as price-to-earnings and price-to-book ratios. Size refers to relative market capitalization, and the Fund attempts to invest in stocks with lower relative market capitalizations.

The Fund was positioned to have less volatility than the broader market, and this positioning added value during the reporting period as the broad U.S. equity market experienced periods of significant volatility, particularly over the latter half of the reporting period. For example, the domestic equity market declined significantly in early 2016 amid lower energy prices and slowing global growth. Stocks subsequently rebounded until late June, when concerns over the U.K.’s referendum to leave the European Union contributed to another sharp decline.

The Fund’s exposure to stocks with smaller relative market capitalizations detracted from performance, as did exposure to value-oriented stocks.

As of the end of the reporting period, the Fund’s largest sector overweights relative to the Russell 2000® Index were information technology and consumer staples, while the largest underweights were healthcare and materials.

Special Note: On June 23, 2016, the Board unanimously voted to close and liquidate the Fund. After the close of business on August 23, 2016, subject to applicable law, the Fund no longer accepted creation orders. Trading in the Fund was halted prior to market open on August 24, 2016. Proceeds of the liquidation were sent to shareholders on August 30, 2016.

ALLOCATION BY SECTOR

As of 7/31/16

Sector	Percentage of Total Investments*

Information Technology	26.80%
Financials	22.75
Consumer Discretionary	14.88
Industrials	9.20
Health Care	7.58
Utilities	6.30
Energy	4.29
Consumer Staples	4.11
Materials	3.63
Telecommunication Services	0.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/16

Security	Percentage of Total Investments*

Cirrus Logic Inc.	2.61%
Advanced Energy Industries Inc.	2.60
ManTech International Corp./VA Class A	2.49
LogMeIn Inc.	2.32
Children’s Place Inc. (The)	2.19
Cash America International Inc.	2.13
Hyatt Hotels Corp. Class A	2.00
American National Insurance Co.	2.00
Select Income REIT	1.98
MFA Financial Inc.	1.84

TOTAL	22.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.96%

AUSTRALIA — 3.94%
Aristocrat Leisure Ltd.	8,085	$97,952
ASX Ltd.	20,429	771,694
Brambles Ltd.	7,425	75,903
Caltex Australia Ltd.	2,850	71,829
CIMIC Group Ltd.	1,290	28,669
Dexus Property Group	11,597	86,116
GPT Group (The)	5,805	24,752
Qantas Airways Ltd.	65,774	157,973

		1,314,888
AUSTRIA — 0.58%
OMV AG	7,260	192,936

		192,936
BELGIUM — 5.19%
Ageas	2,970	99,951
bpost SA	5,460	143,025
Colruyt SA	1,125	62,763
Proximus SADP	10,793	336,914
Solvay SA	6,850	710,926
Telenet Group Holding NVa	2,565	121,688
UCB SA	270	21,126
Umicore SA	4,095	236,930

		1,733,323
CANADA — 9.11%
Agnico Eagle Mines Ltd.	2,235	130,221
Alimentation Couche-Tard Inc. Class B	1,050	47,530
Bank of Montreal	5,739	368,356
Bank of Nova Scotia (The)	1,860	94,580
BCE Inc.	495	23,736
Canadian Imperial Bank of Commerce/Canada	8,084	614,894
Constellation Software Inc./Canada	1,827	744,656
Empire Co. Ltd. Class A	5,175	82,543
Franco-Nevada Corp.	615	47,477
George Weston Ltd.	150	13,338
Husky Energy Inc.	4,254	50,106
Intact Financial Corp.	165	11,842
National Bank of Canada	11,203	384,100
Open Text Corp.	615	37,521
Rogers Communications Inc. Class B	2,025	89,553
SNC-Lavalin Group Inc.	4,691	202,346
Thomson Reuters Corp.	2,310	97,445

		3,040,244

Security	Shares	Value
DENMARK — 5.79%
AP Moeller – Maersk A/S Class A	305	$398,706
AP Moeller – Maersk A/S Class B	548	743,964
Coloplast A/S Class B	5,480	430,066
Danske Bank A/S	2,450	66,596
Jyske Bank A/S Registered	1,225	50,960
TDC A/S	38,394	202,145
Vestas Wind Systems A/S	548	38,261

		1,930,698
FINLAND — 2.35%
Neste OYJ	1,440	54,540
Nokian Renkaat OYJ	2,355	87,510
Stora Enso OYJ Class R	33,779	306,720
UPM-Kymmene OYJ	16,289	335,706

		784,476
FRANCE — 4.21%
Electricite de France SA	1,470	19,241
Eutelsat Communications SA	915	18,193
Lagardere SCA	2,025	51,732
Peugeot SAa	34,510	521,362
SCOR SE	1,110	32,440
SES SA	7,080	155,138
SFR Group SA	390	9,215
Total SA	12,209	583,790
Veolia Environnement SA	630	13,991

		1,405,102
GERMANY — 3.12%
CTS Eventim AG & Co. KGaA	555	19,320
Deutsche Lufthansa AG Registered	39,694	471,843
MAN SE	345	36,180
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,221	203,715
RWE AGa	2,490	44,287
Telefonica Deutschland Holding AG	60,195	245,693
United Internet AG Registered[b]	420	18,570

		1,039,608
HONG KONG — 0.43%
CK Hutchison Holdings Ltd.	7,500	87,758
PCCW Ltd.	33,000	24,027
Yue Yuen Industrial Holdings Ltd.	7,500	30,445

		142,230
ISRAEL — 2.16%
Bank Hapoalim BM	36,976	188,984

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
Bank Leumi le-Israel BMa	29,806	$107,528
Bezeq The Israeli Telecommunication Corp. Ltd.	198,657	396,282
Teva Pharmaceutical Industries Ltd.	495	26,663

		719,457
ITALY — 0.28%
EXOR SpA	1,455	56,670
Mediaset SpA	11,790	35,703

		92,373
JAPAN — 25.65%
Aisin Seiki Co. Ltd.	1,500	69,449
Aozora Bank Ltd.	60,000	221,886
Canon Inc.	4,500	128,873
Chubu Electric Power Co. Inc.	3,000	44,187
Daiichi Sankyo Co. Ltd.	10,500	252,139
Eisai Co. Ltd.	6,000	353,847
ITOCHU Corp.	6,000	68,644
Japan Airlines Co. Ltd.	19,500	608,109
Japan Exchange Group Inc.	1,500	21,515
JX Holdings Inc.	147,000	556,387
Kansai Electric Power Co. Inc. (The)[a]	7,500	69,991
Kawasaki Heavy Industries Ltd.	138,000	413,387
KDDI Corp.	12,000	368,249
Kuraray Co. Ltd.	1,500	19,144
Lawson Inc.	1,500	115,773
Marubeni Corp.	45,000	211,289
Mitsubishi UFJ Financial Group Inc.	40,500	206,284
Mitsui & Co. Ltd.	21,000	247,631
Mizuho Financial Group Inc.	436,500	711,706
Nexon Co. Ltd.	3,000	45,080
Nippon Telegraph & Telephone Corp.	15,000	714,397
Nippon Yusen KK	48,000	86,179
Oracle Corp. Japan	3,000	183,246
Park24 Co. Ltd.	1,500	51,081
Resona Holdings Inc.	121,500	491,999
Shinsei Bank Ltd.	48,000	73,064
Sompo Japan Nipponkoa Holdings Inc.	1,500	49,237
Sumitomo Chemical Co. Ltd.	18,000	80,792
Sumitomo Corp.	6,000	63,463
Sumitomo Mitsui Financial Group Inc.	16,500	532,585
Sumitomo Rubber Industries Ltd.	4,500	64,283
Suntory Beverage & Food Ltd.	3,000	130,995
Takeda Pharmaceutical Co. Ltd.	1,500	67,151
Tohoku Electric Power Co. Inc.	6,000	77,397

Security	Shares	Value
Tokyo Electric Power Co. Holdings Inc.[a]	133,500	$526,262
Tokyo Gas Co. Ltd.	60,000	257,013
West Japan Railway Co.	6,000	374,982

		8,557,696
NETHERLANDS — 5.43%
Aegon NV	46,395	189,159
AerCap Holdings NVa	1,305	47,646
Altice NV Class Aa	540	8,016
Altice NV Class Ba	435	6,433
Boskalis Westminster	4,635	170,317
Koninklijke Ahold Delhaize NV	46,621	1,113,581
NN Group NV	10,224	275,821

		1,810,973
NORWAY — 0.10%
Orkla ASA	3,541	32,917

		32,917
SINGAPORE — 1.71%
ComfortDelGro Corp. Ltd.	19,500	40,943
Singapore Airlines Ltd.	27,000	220,728
Singapore Exchange Ltd.	11,500	64,474
StarHub Ltd.	84,000	245,164

		571,309
SPAIN — 0.17%
Endesa SA	525	11,034
Mediaset Espana Comunicacion SA	4,110	47,247

		58,281
SWEDEN — 2.88%
Boliden AB	15,436	340,434
ICA Gruppen AB	13,944	467,828
Nordea Bank AB	16,151	144,317
Skandinaviska Enskilda Banken AB Class A	1,035	9,103

		961,682
SWITZERLAND — 12.89%
Aryzta AG	6,220	234,589
Baloise Holding AG Registered	2,542	287,223
Banque Cantonale Vaudoise Registered	90	61,089
Barry Callebaut AG Registered	198	259,780
Credit Suisse Group AG Registered	33,145	382,396
Helvetia Holding AG Registered	150	75,586
Lonza Group AG Registered	1	189
Novartis AG Registered	4,110	341,490

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
PSP Swiss Property AG Registered	315	$31,860
Swiss Life Holding AG Registered	2,588	593,142
Swiss Prime Site AG Registered	416	38,331
Swiss Re AG	7,459	627,854
Swisscom AG Registered	1,340	661,508
Zurich Insurance Group AG	2,923	704,399

		4,299,436
UNITED KINGDOM — 11.97%
3i Group PLC	35,868	293,828
Ashtead Group PLC	4,365	69,313
AstraZeneca PLC	10,912	731,348
BP PLC	49,905	282,826
BT Group PLC	16,995	93,269
Centrica PLC	186,098	595,716
GlaxoSmithKline PLC	7,260	162,708
Imperial Brands PLC	4,995	264,180
Investec PLC	3,525	21,037
J Sainsbury PLC	169,186	503,841
Just Eat PLC[a]	4,065	28,983
Marks & Spencer Group PLC	12,765	54,115
Micro Focus International PLC	1,410	36,243
Old Mutual PLC	21,510	60,145
Rentokil Initial PLC	124,691	355,937
Rightmove PLC	825	44,373
Royal Dutch Shell PLC Class A	5,265	135,892
Royal Mail PLC	8,640	58,447
RSA Insurance Group PLC	19,665	129,946
Sky PLC	5,835	71,312

		3,993,459

TOTAL COMMON STOCKS (Cost: $37,921,225)		32,681,088

Security	Shares	Value
PREFERRED STOCKS — 0.12%

GERMANY — 0.12%
Bayerische Motoren Werke AG	540	$39,130

		39,130

TOTAL PREFERRED STOCKS (Cost: $51,508)		39,130

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	14,393	14,393

		14,393

TOTAL SHORT-TERM INVESTMENTS (Cost: $14,393)		14,393

TOTAL INVESTMENTS IN SECURITIES — 98.12% (Cost: $37,987,126)[e]		32,734,611
Other Assets, Less Liabilities — 1.88%		627,047

NET ASSETS — 100.00%		$33,361,658

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $38,129,377. Net unrealized depreciation was $5,394,766, of which $1,498,475 represented gross unrealized appreciation on securities and $6,893,241 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$32,681,088	$—	$—	$32,681,088
Preferred stocks	39,130	—	—	39,130
Money market funds	14,393	—	—	14,393

Total	$32,734,611	$—	$—	$32,734,611

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.05%

AUSTRALIA — 7.76%
Cabcharge Australia Ltd.	9,504	$28,605
Downer EDI Ltd.	8,288	26,268
Estia Health Ltd.	29,114	113,517
Evolution Mining Ltd.	245,784	526,799
FlexiGroup Ltd./Australia	40,352	61,339
Independence Group NL	9,192	28,085
McMillan Shakespeare Ltd.	9,460	101,380
Metals X Ltd.	10,192	12,665
Mineral Resources Ltd.	1,866	13,927
MYOB Group Ltd.	3,848	11,026
Northern Star Resources Ltd.	122,624	491,166
OZ Minerals Ltd.	3,720	18,067
Pact Group Holdings Ltd.	2,792	12,075
Sandfire Resources NL	14,145	61,603
St. Barbara Ltd.[a]	4,240	9,700

		1,516,222
AUSTRIA — 0.38%
Austria Technologie & Systemtechnik AG	2,312	27,418
EVN AG	2,160	25,241
S IMMO AG	1,257	12,159
UNIQA Insurance Group AG	1,544	9,565

		74,383
BELGIUM — 3.96%
AGFA-Gevaert NVa	40,750	147,278
Cie. d’Entreprises CFE	840	77,401
Euronav NV	3,072	26,452
Gimv NV	384	20,861
Intervest Offices & Warehouses NV	416	11,837
Nyrstar NVa	8,523	77,714
Orange Belgium SAa	17,012	412,433

		773,976
CANADA — 6.47%
Amaya Inc.[a]	8,470	131,267
Artis REIT	1,648	17,250
Cogeco Communications Inc.	2,866	141,229
Dominion Diamond Corp.	8,728	80,249
Granite REIT	354	11,032
Intertain Group Ltd. (The)[a]	1,472	11,683
Laurentian Bank of Canada	5,506	204,398
Mainstreet Equity Corp.[a]	872	22,903
Milestone Apartments REIT	4,880	78,324

Security	Shares	Value
Morguard REIT	1,498	$18,035
NorthWest Healthcare Properties REIT	2,144	16,786
Spin Master Corp.[a,b]	576	11,838
TMX Group Ltd.	9,429	421,180
Transcontinental Inc. Class A	1,712	24,694
Valener Inc.	1,056	18,269
Wajax Corp.	1,249	13,514
Yellow Pages Ltd./Canada[a]	2,832	40,980

		1,263,631
DENMARK — 6.13%
Bavarian Nordic A/Sa	2,524	96,195
Dfds A/S	10,202	466,429
IC Group A/S	328	8,260
NKT Holding A/S	248	12,800
Per Aarsleff Holding A/S	512	12,008
Rockwool International A/S Class B	2,560	484,947
Schouw & Co.	1,669	96,856
TORM PLC[a]	2,068	19,898

		1,197,393
FINLAND — 4.57%
Atria OYJ	1,096	10,969
Cramo OYJ	4,344	102,546
HKScan OYJ Class A	5,851	20,741
PKC Group OYJ	824	15,250
Ramirent OYJ	6,201	52,562
Sanoma OYJ	34,042	273,134
Sponda OYJ	55,082	252,541
Tieto OYJ	4,210	121,180
YIT OYJ	6,424	43,640

		892,563
FRANCE — 3.21%
Adocia[a]	96	5,579
Assystem	640	17,599
Cegedim SAa	464	13,563
Cegid Group SA	784	53,698
Cellectis SAa	1,656	43,333
Cie. des Alpes	1,257	24,950
Ubisoft Entertainment SAa	11,386	467,598

		626,320
GERMANY — 4.08%
ADLER Real Estate AGa	952	14,287
Bauer AG	1,072	14,805
Borussia Dortmund GmbH & Co. KGaA	17,450	77,020
CENTROTEC Sustainable AG	1,640	25,858

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
CTS Eventim AG & Co. KGaA	1,552	$54,027
Deutsche Beteiligungs AG	1,136	35,976
DIC Asset AG	1,065	10,378
Draegerwerk AG & Co. KGaA	184	10,498
MLP AG	8,320	32,191
PATRIZIA Immobilien AGa	6,615	167,029
RHOEN-KLINIKUM AG	11,792	347,462
Sixt Leasing AG	336	7,176

		796,707
HONG KONG — 0.18%
SmarTone Telecommunications Holdings Ltd.	20,162	35,907

		35,907
ISRAEL — 3.18%
Delek Automotive Systems Ltd.	10,484	92,973
Harel Insurance Investments & Financial Services Ltd.	2,408	8,864
Ituran Location and Control Ltd.	648	15,526
Migdal Insurance & Financial Holding Ltd.[a]	21,464	13,150
Oil Refineries Ltd.[a]	497,008	178,649
Tower Semiconductor Ltd.[a]	23,058	311,501

		620,663
ITALY — 0.08%
Juventus Football Club SpA[a]	46,808	15,258

		15,258
JAPAN — 33.39%
Achilles Corp.	8,000	11,007
Aderans Co. Ltd.	2,400	10,983
Aichi Corp.	5,600	44,971
Arcland Sakamoto Co. Ltd.	3,200	35,814
Asahi Diamond Industrial Co. Ltd.	1,600	12,443
Asahi Holdings Inc.	3,200	54,861
Ashikaga Holdings Co. Ltd.	4,800	16,158
Avex Group Holdings Inc.	1,600	18,937
Cawachi Ltd.	2,400	56,203
CKD Corp.	2,400	22,645
Comforia Residential REIT Inc.	56	133,436
Cosmo Energy Holdings Co. Ltd.	9,600	106,786
Create Restaurants Holdings Inc.	2,400	24,847
DCM Holdings Co. Ltd.	1,600	13,739
Dip Corp.	8,000	242,767
Doshisha Co. Ltd.	800	16,838
Dydo Drinco Inc.	1,600	83,368
Enplas Corp.	1,600	45,244

Security	Shares	Value
Foster Electric Co. Ltd.	6,400	$125,146
France Bed Holdings Co. Ltd.	3,200	28,789
Fuji Soft Inc.	1,600	40,061
Fujibo Holdings Inc.	16,000	47,617
G-Tekt Corp.	4,400	67,834
Geo Holdings Corp.	24,000	348,929
Godo Steel Ltd.	8,000	13,504
Heiwa Corp.	1,600	33,004
Heiwado Co. Ltd.	1,600	31,130
Hitachi Maxell Ltd.	12,400	209,318
Hokkaido Electric Power Co. Inc.	2,400	19,109
Hokuetsu Bank Ltd. (The)	8,000	16,783
Hokuetsu Kishu Paper Co. Ltd.	8,000	56,828
Hokuto Corp.	1,600	29,803
Idemitsu Kosan Co. Ltd.	22,581	441,991
IwaiCosmo Holdings Inc.	3,200	28,352
J-Oil Mills Inc.	16,000	54,174
Japan Petroleum Exploration Co. Ltd.	1,600	33,472
Japan Rental Housing Investments Inc.	16	13,692
Juki Corp.	1,600	13,942
Kamei Corp.	4,800	39,389
Kanamoto Co. Ltd.	2,400	50,372
Kanematsu Corp.	16,000	26,384
Kasai Kogyo Co. Ltd.	800	8,048
Kenedix Residential Investment Corp.	25	67,986
Kenedix Retail REIT Corp.	16	43,729
KEY Coffee Inc.	800	15,378
Kinugawa Rubber Industrial Co. Ltd.	16,000	121,462
Kohnan Shoji Co. Ltd.	20,800	428,847
Kura Corp.	800	42,387
Life Corp.	800	23,613
Maruha Nichiro Corp.	17,800	452,620
MCUBS MidCity Investment Corp.	8	29,117
Megachips Corp.	6,400	78,248
Mimasu Semiconductor Industry Co. Ltd.	1,600	16,564
Ministop Co. Ltd.	1,600	26,868
Mitsubishi Steel Manufacturing Co. Ltd.	16,000	26,853
Mixi Inc.	10,484	377,479
Morinaga Milk Industry Co. Ltd.	16,000	118,964
Murata Manufacturing Co. Ltd.	302	37,792
Musashi Seimitsu Industry Co. Ltd.	1,600	33,160
NEC Capital Solutions Ltd.	800	11,920
Nichiha Corp.	1,600	31,271
Nikkon Holdings Co. Ltd.	1,600	32,255

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Nippon Coke & Engineering Co. Ltd.	32,000	$20,920
Nippon Koei Co. Ltd.	8,000	25,604
Nippon Signal Co. Ltd.	1,600	15,394
Nishimatsuya Chain Co. Ltd.	6,400	91,612
Nissha Printing Co. Ltd.	1,600	31,911
Nisshin OilliO Group Ltd. (The)	16,000	75,718
Nisshin Steel Co. Ltd.	1,600	20,015
Okinawa Electric Power Co. Inc. (The)	3,600	72,502
Pacific Industrial Co. Ltd.	4,800	54,611
Park24 Co. Ltd.	806	27,447
Pioneer Corp.[a]	4,000	7,377
Press Kogyo Co. Ltd.	16,800	62,620
Prima Meat Packers Ltd.	16,000	51,051
Riso Kagaku Corp.	1,600	23,262
Round One Corp.	2,400	16,299
Saizeriya Co. Ltd.	2,400	53,510
Sanyo Shokai Ltd.	16,000	29,819
Senshu Ikeda Holdings Inc.	18,400	80,613
Shinko Electric Industries Co. Ltd.	16,800	93,438
Showa Corp.	1,600	9,367
Tachi-S Co. Ltd.	1,600	27,789
Taiho Kogyo Co. Ltd.	2,400	25,924
Taikisha Ltd.	1,600	43,495
Takata Corp.[a]	5,600	22,840
Tamron Co. Ltd.	1,600	23,402
Tatsuta Electric Wire and Cable Co. Ltd.	3,200	10,460
TOKAI Holdings Corp.	6,400	41,903
Tokyo Seimitsu Co. Ltd.	800	19,055
Tokyo TY Financial Group Inc.	1,800	47,632
Topy Industries Ltd.	16,000	35,908
Toridoll.corp.	1,600	46,914
Towa Bank Ltd. (The)	80,000	71,035
TPR Co. Ltd.	1,600	34,440
Tsukuba Bank Ltd.	5,600	17,540
UKC Holdings Corp.	4,800	76,343
Unipres Corp.	7,600	125,400
United Super Markets Holdings Inc.	3,200	30,943
Warabeya Nichiyo Co. Ltd.	2,400	50,630
Yahagi Construction Co. Ltd.	1,600	14,550
Yellow Hat Ltd.	1,600	36,844
Yorozu Corp.	7,200	113,320

		6,524,688
NETHERLANDS — 1.02%
COSMO Pharmaceuticals NVa	742	119,847

Security	Shares	Value
Delta Lloyd NV	22,448	$80,203

		200,050
NEW ZEALAND — 3.87%
Air New Zealand Ltd.	21,376	34,070
Fletcher Building Ltd.	71,550	500,022
Ryman Healthcare Ltd.	32,323	222,157

		756,249
NORWAY — 2.18%
BW LPG Ltd.[b]	1,272	4,532
REC Silicon ASA[a]	267,856	50,691
TGS Nopec Geophysical Co. ASA	22,335	371,503

		426,726
SINGAPORE — 1.75%
AIMS AMP Capital Industrial REIT	39,200	42,904
Cambridge Industrial Trust	116,800	47,830
Chip Eng Seng Corp. Ltd.	32,000	15,010
Ezion Holdings Ltd.[a]	20,000	4,467
Far East Hospitality Trust	40,000	19,060
First REIT	24,000	23,230
k1 Ventures Ltd.	14,640	9,592
Noble Group Ltd.[a]	821,796	99,122
Perennial Real Estate Holdings Ltd.	18,400	11,919
Yangzijiang Shipbuilding Holdings Ltd.	7,200	4,664
Yanlord Land Group Ltd.	72,000	63,256

		341,054
SPAIN — 0.14%
Abengoa SA Class Ba	43,864	10,889
Tubacex SA	6,608	17,402

		28,291
SWEDEN — 1.97%
Bure Equity AB	4,114	42,305
Haldex AB	1,936	23,878
Hemfosa Fastigheter AB	1,694	18,214
Industrial & Financial Systems Class B	742	31,607
Industrivarden AB Class C	2,887	48,718
Modern Times Group MTG AB Class B	1,282	33,517
NetEnt AB	1,104	9,373
Nolato AB Class B	2,819	76,145
Peab AB	3,870	31,202
Sweco AB Class B	1,815	33,393
Tethys Oil AB	5,638	37,164

		385,516
SWITZERLAND — 3.10%
Autoneum Holding AG	734	207,338

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
BKW AG	1,432	$65,936
Emmi AG	136	87,951
Intershop Holdings AG	112	55,047
Mobilezone Holding AG	5,050	65,055
St Galler Kantonalbank AG Registered	128	52,745
Swissquote Group Holding SA Registered	480	11,920
Vetropack Holding AG Bearer	16	25,247
Zehnder Group AGa	864	33,525

		604,764
UNITED KINGDOM — 10.63%
Beazley PLC	18,064	95,047
Berendsen PLC	6,936	117,598
BGEO Group PLC	560	20,305
Big Yellow Group PLC	2,192	20,663
Cape PLC	7,224	17,840
Carillion PLC	3,280	11,614
Centamin PLC	92,384	203,490
Chesnara PLC	3,424	14,218
Dairy Crest Group PLC	9,440	75,577
Dart Group PLC	22,724	146,328
Debenhams PLC	240,616	179,061
Devro PLC	3,896	14,665
Entertainment One Ltd.	19,644	51,458
Fenner PLC	4,584	9,799
FirstGroup PLC[a]	23,232	30,938
Go-Ahead Group PLC	5,606	136,060
Greencore Group PLC	4,872	21,191
Greggs PLC	5,688	78,087
GVC Holdings PLC	1,827	15,306
Halfords Group PLC	2,656	12,430
Intermediate Capital Group PLC	2,548	19,384
Kcom Group PLC	12,088	17,654
Laird PLC	3,696	14,393
Lancashire Holdings Ltd.	24,856	198,833
LondonMetric Property PLC	12,568	26,999
Mitie Group PLC	27,560	91,003
Moneysupermarket.com Group PLC	6,776	26,855
Morgan Advanced Materials PLC	3,616	13,155
Northgate PLC	41,243	209,177
Paragon Group of Companies PLC (The)	5,624	20,362
Paysafe Group PLC[a]	10,352	53,053
QinetiQ Group PLC	8,176	24,392
Restaurant Group PLC (The)	1,888	8,879

Security	Shares	Value
Savills PLC	1,000	$9,281
Shanks Group PLC	15,064	21,101
Speedy Hire PLC	19,048	8,725
Trinity Mirror PLC	12,200	12,148
TT electronics PLC	9,400	16,817
Vesuvius PLC	2,768	13,524

		2,077,410

TOTAL COMMON STOCKS (Cost: $17,176,899)		19,157,771

PREFERRED STOCKS — 1.19%

ITALY — 1.19%
Intesa Sanpaolo SpA	111,592	232,605

		232,605

TOTAL PREFERRED STOCKS (Cost: $350,024)		232,605

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	21,793	21,793

		21,793

TOTAL SHORT-TERM INVESTMENTS (Cost: $21,793)		21,793

TOTAL INVESTMENTS IN SECURITIES — 99.35% (Cost: $17,548,716)[e]		19,412,169
Other Assets, Less Liabilities — 0.65%		126,164

NET ASSETS — 100.00%		$19,538,333

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $17,722,610. Net unrealized appreciation was $1,689,559, of which $3,449,467 represented gross unrealized appreciation on securities and $1,759,908 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® ENHANCED INTERNATIONAL SMALL-CAP ETF

July 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$19,157,771	$—	$—	$19,157,771
Preferred stocks	232,605	—	—	232,605
Money market funds	21,793	—	—	21,793

Total	$19,412,169	$—	$—	$19,412,169

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ENHANCED U.S. LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.83%

AEROSPACE & DEFENSE — 2.01%
General Dynamics Corp.	6,133	$900,876
L-3 Communications Holdings Inc.	2,932	444,579

		1,345,455
AIR FREIGHT & LOGISTICS — 1.50%
FedEx Corp.	6,210	1,005,399

		1,005,399
AIRLINES — 0.34%
Allegiant Travel Co.	1,724	223,723

		223,723
BANKS — 1.81%
Commerce Bancshares Inc./MO	7,268	343,704
JPMorgan Chase & Co.	13,510	864,234

		1,207,938
BEVERAGES — 0.20%
Molson Coors Brewing Co.	588	60,070
PepsiCo Inc.	669	72,868

		132,938
COMMUNICATIONS EQUIPMENT — 2.84%
Cisco Systems Inc.	43,548	1,329,521
F5 Networks Inc.[a]	4,622	570,447

		1,899,968
CONSTRUCTION & ENGINEERING — 0.79%
Jacobs Engineering Group Inc.[a]	1,560	83,491
Quanta Services Inc.[a]	17,492	447,795

		531,286
DIVERSIFIED FINANCIAL SERVICES — 2.31%
Berkshire Hathaway Inc. Class Ba	767	110,655
CBOE Holdings Inc.	14,371	988,725
CME Group Inc.	2,245	229,529
FactSet Research Systems Inc.	265	45,569
Nasdaq Inc.	2,405	170,178

		1,544,656
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.11%
AT&T Inc.	32,559	1,409,479

		1,409,479
ELECTRIC UTILITIES — 2.00%
Alliant Energy Corp.	6,162	248,020
Great Plains Energy Inc.	2,847	84,784
PG&E Corp.	13,763	880,006
Xcel Energy Inc.	2,816	123,848

		1,336,658

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.06%
Regal Beloit Corp.	650	$39,656

		39,656
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.46%
Arrow Electronics Inc.[a]	1,051	69,881
Avnet Inc.	1,879	77,227
Corning Inc.	60,589	1,346,288
Ingram Micro Inc. Class A	37,544	1,285,506
Jabil Circuit Inc.	10,082	205,169

		2,984,071
ENERGY EQUIPMENT & SERVICES — 3.61%
Helmerich & Payne Inc.	6,377	395,182
National Oilwell Varco Inc.	22,434	725,740
Schlumberger Ltd.	16,088	1,295,406

		2,416,328
FOOD & STAPLES RETAILING — 2.21%
CVS Health Corp.	1,521	141,027
Wal-Mart Stores Inc.	18,358	1,339,583

		1,480,610
FOOD PRODUCTS — 2.22%
Archer-Daniels-Midland Co.	24,762	1,116,271
Hormel Foods Corp.	3,454	129,007
JM Smucker Co. (The)	713	109,916
Tyson Foods Inc. Class A	1,751	128,874

		1,484,068
GAS UTILITIES — 0.58%
Atmos Energy Corp.	4,527	361,210
Piedmont Natural Gas Co. Inc.	494	29,541

		390,751
HEALTH CARE EQUIPMENT & SUPPLIES — 3.39%
Abbott Laboratories	3,823	171,079
Becton Dickinson and Co.	1,411	248,336
CR Bard Inc.	6,595	1,475,500
Medtronic PLC	4,219	369,711

		2,264,626
HEALTH CARE PROVIDERS & SERVICES — 3.98%
Aetna Inc.	1,048	120,740
AmerisourceBergen Corp.	10,931	931,212
Anthem Inc.	9,418	1,236,960
Cardinal Health Inc.	977	81,677
Cigna Corp.	269	34,691
UnitedHealth Group Inc.	1,781	255,039

		2,660,319

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.62%
Carnival Corp.	19,433	$907,910
Panera Bread Co. Class Aa	807	176,991

		1,084,901
HOUSEHOLD PRODUCTS — 0.85%
Procter & Gamble Co. (The)	6,645	568,746

		568,746
INSURANCE — 14.02%
Aflac Inc.	19,188	1,386,909
Allied World Assurance Co. Holdings AG	20,292	831,769
American Financial Group Inc./OH	3,058	223,540
Axis Capital Holdings Ltd.	16,712	928,853
Chubb Ltd.	10,183	1,275,522
Lincoln National Corp.	4,690	204,812
Loews Corp.	31,064	1,283,875
MetLife Inc.	7,547	322,559
Principal Financial Group Inc.	4,644	216,550
Prudential Financial Inc.	6,774	510,014
Reinsurance Group of America Inc.	14,191	1,408,457
Torchmark Corp.	6,061	374,994
Travelers Companies Inc. (The)	2,550	296,361
Validus Holdings Ltd.	2,218	109,636

		9,373,851
INTERNET & CATALOG RETAIL — 2.12%
Amazon.com Inc.[a]	1,866	1,415,939

		1,415,939
INTERNET SOFTWARE & SERVICES — 3.33%
Akamai Technologies Inc.[a]	1,326	67,003
Alphabet Inc. Class Aa	955	755,730
Alphabet Inc. Class Ca	995	764,946
eBay Inc.[a]	20,589	641,553

		2,229,232
IT SERVICES — 5.54%
Amdocs Ltd.	13,319	777,297
Automatic Data Processing Inc.	1,774	157,797
Jack Henry & Associates Inc.	315	28,114
PayPal Holdings Inc.[a]	19,198	714,933
Teradata Corp.[a]	47,131	1,337,578
Total System Services Inc.	11,115	565,976
Xerox Corp.	12,224	125,907

		3,707,602
MACHINERY — 0.28%
AGCO Corp.	3,881	186,909

		186,909

Security	Shares	Value
MULTI-UTILITIES — 4.39%
Consolidated Edison Inc.	14,669	$1,174,693
DTE Energy Co.	13,221	1,289,312
Public Service Enterprise Group Inc.	10,266	472,339

		2,936,344
MULTILINE RETAIL — 2.32%
Nordstrom Inc.	23,724	1,049,312
Target Corp.	6,699	504,636

		1,553,948
OIL, GAS & CONSUMABLE FUELS — 0.62%
California Resources Corp.	17	175
Chevron Corp.	3,655	374,564
Occidental Petroleum Corp.	504	37,664

		412,403
PHARMACEUTICALS — 5.02%
Eli Lilly & Co.	2,760	228,776
Johnson & Johnson	12,720	1,592,926
Merck & Co. Inc.	9,665	566,949
Pfizer Inc.	26,155	964,858

		3,353,509
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.14%
Intel Corp.	39,358	1,372,020
Maxim Integrated Products Inc.	1,482	60,436

		1,432,456
SOFTWARE — 7.26%
Citrix Systems Inc.[a]	5,227	465,883
Intuit Inc.	12,656	1,404,689
Microsoft Corp.	23,152	1,312,255
Red Hat Inc.[a]	800	60,232
VMware Inc. Class Aa	22,059	1,609,866

		4,852,925
SPECIALTY RETAIL — 5.58%
Bed Bath & Beyond Inc.	5,809	261,115
GameStop Corp. Class A	15,736	487,029
O’Reilly Automotive Inc.[a]	4,527	1,315,682
Ross Stores Inc.	4,544	280,956
TJX Companies Inc. (The)	16,938	1,384,173

		3,728,955
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.95%
Apple Inc.	12,197	1,271,049
EMC Corp.	47,417	1,340,953

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. LARGE-CAP ETF

July 31, 2016

Security	Shares	Value
Western Digital Corp.	14,727	$699,680

		3,311,682
TEXTILES, APPAREL & LUXURY GOODS — 1.37%
Coach Inc.	6,371	274,654
NIKE Inc. Class B	11,525	639,637

		914,291

TOTAL COMMON STOCKS (Cost: $58,057,383)		65,421,622

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[b,c]	40,468	40,468

		40,468

TOTAL SHORT-TERM INVESTMENTS (Cost: $40,468)		40,468

Value
TOTAL INVESTMENTS IN SECURITIES — 97.89% (Cost: $58,097,851)[d]	$65,462,090
Other Assets, Less Liabilities — 2.11%	1,410,681

NET ASSETS — 100.00%	$66,872,771

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $58,167,422. Net unrealized appreciation was $7,294,668, of which $9,564,217 represented gross unrealized appreciation on securities and $2,269,549 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$65,421,622	$—	$—	$65,421,622
Money market funds	40,468	—	—	40,468

Total	$65,462,090	$—	$—	$65,462,090

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.47%

AEROSPACE & DEFENSE — 1.81%
BWX Technologies Inc.	7,434	$273,645
KLX Inc.[a]	2,587	83,560
National Presto Industries Inc.	1,003	89,809

		447,014
BANKS — 4.36%
1st Source Corp.	624	20,973
American National Bankshares Inc.	899	23,608
Arrow Financial Corp.	1,163	36,739
BancFirst Corp.	247	16,196
Bank of Marin Bancorp.	457	22,658
Camden National Corp.	350	15,218
City Holding Co.	437	20,408
CNB Financial Corp./PA	899	16,586
Community Trust Bancorp. Inc.	1,356	47,162
First Financial Corp./IN	1,098	42,053
First Interstate BancSystem Inc.	14,372	417,363
First of Long Island Corp. (The)	640	19,424
Great Southern Bancorp. Inc.	503	19,718
Great Western Bancorp. Inc.	1,103	36,586
Heritage Financial Corp./WA	2,486	43,405
Horizon Bancorp./IN	767	21,108
Lakeland Financial Corp.	636	32,659
Merchants Bancshares Inc./VT	503	15,985
S&T Bancorp. Inc.	548	13,968
State Bank Financial Corp.	986	21,574
Stock Yards Bancorp. Inc.	1,255	37,073
Tompkins Financial Corp.	254	18,476
Triumph Bancorp. Inc.[a]	1,479	25,838
Trustmark Corp.	2,118	55,280
Univest Corp. of Pennsylvania	747	15,754
WesBanco Inc.	690	21,335

		1,077,147
BIOTECHNOLOGY — 0.06%
Kite Pharma Inc.[a]	256	14,497

		14,497
BUILDING PRODUCTS — 0.06%
AAON Inc.	574	15,200

		15,200
CAPITAL MARKETS — 2.32%
Artisan Partners Asset Management Inc.	1,159	32,406
Diamond Hill Investment Group Inc.	826	157,758

Security	Shares	Value
GAMCO Investors Inc. Class A	421	$14,373
Greenhill & Co. Inc.	617	12,235
Houlihan Lokey Inc.	1,507	34,555
Moelis & Co. Class A	3,920	97,569
WisdomTree Investments Inc.	22,442	223,073

		571,969
CHEMICALS — 1.74%
Axiall Corp.	3,432	112,055
Cabot Corp.	5,719	278,458
Hawkins Inc.	886	37,868

		428,381
COMMERCIAL SERVICES & SUPPLIES — 2.07%
Ennis Inc.	19,406	336,112
Kimball International Inc. Class B	4,513	51,403
McGrath RentCorp	671	21,385
Quad/Graphics Inc.	1,656	41,996
UniFirst Corp./MA	208	24,311
VSE Corp.	564	35,848

		511,055
COMMUNICATIONS EQUIPMENT — 1.51%
Black Box Corp.	1,660	22,659
EchoStar Corp. Class Aa	8,282	322,584
NETGEAR Inc.[a]	535	27,515

		372,758
CONSTRUCTION & ENGINEERING — 0.20%
MasTec Inc.[a]	2,021	49,413

		49,413
CONSUMER FINANCE — 2.41%
Cash America International Inc.	12,184	522,084
Ezcorp Inc. Class Aa	7,968	72,190

		594,274
DISTRIBUTORS — 0.19%
Core-Mark Holding Co. Inc.	958	46,904

		46,904
DIVERSIFIED CONSUMER SERVICES — 0.80%
Apollo Education Group Inc.[a]	5,926	53,275
Capella Education Co.	2,076	124,290
Strayer Education Inc.[a]	447	20,437

		198,002
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.15%
Inteliquent Inc.	1,803	37,052

		37,052

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
ELECTRIC UTILITIES — 2.79%
ALLETE Inc.	311	$19,858
El Paso Electric Co.	6,524	311,064
Empire District Electric Co. (The)	5,607	189,124
MGE Energy Inc.	2,981	167,383

		687,429
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.60%
AVX Corp.	1,679	22,935
Benchmark Electronics Inc.[a]	4,537	106,347
Dolby Laboratories Inc. Class A	5,002	251,651
Mesa Laboratories Inc.	148	17,113
Methode Electronics Inc.	1,046	36,642
PC Connection Inc.	834	21,526
ScanSource Inc.[a]	623	25,562
Tech Data Corp.[a]	1,709	133,182
TTM Technologies Inc.[a]	2,575	25,621

		640,579
ENERGY EQUIPMENT & SERVICES — 3.90%
C&J Energy Services Ltd.[a]	19,392	7,175
Diamond Offshore Drilling Inc.	3,292	74,794
Key Energy Services Inc.[a]	27,140	1,927
Matrix Service Co.[a]	4,650	77,051
Natural Gas Services Group Inc.[a]	1,006	25,261
Oil States International Inc.[a]	7,501	231,931
Patterson-UTI Energy Inc.	1,024	19,855
Rowan Companies PLC Class A	1,767	26,929
RPC Inc.[a]	10,682	154,782
Superior Energy Services Inc.	15,792	252,198
Unit Corp.[a]	7,324	91,550

		963,453
FOOD & STAPLES RETAILING — 0.47%
SpartanNash Co.	2,592	81,648
Weis Markets Inc.	672	34,722

		116,370
FOOD PRODUCTS — 1.04%
Fresh Del Monte Produce Inc.	3,418	194,313
Omega Protein Corp.[a]	2,730	61,480

		255,793
GAS UTILITIES — 2.05%
Chesapeake Utilities Corp.	2,865	183,560
New Jersey Resources Corp.	1,537	57,238
Northwest Natural Gas Co.	2,613	169,688
ONE Gas Inc.	1,481	96,206

		506,692

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 3.14%
CryoLife Inc.	1,478	$21,534
Exactech Inc.[a]	743	20,083
Halyard Health Inc.[a]	3,239	112,037
Hill-Rom Holdings Inc.	6,643	354,936
ICU Medical Inc.[a]	1,247	145,600
Vascular Solutions Inc.[a]	2,659	121,968

		776,158
HEALTH CARE PROVIDERS & SERVICES — 3.18%
Addus HomeCare Corp.[a]	1,327	25,027
Almost Family Inc.[a]	1,010	40,188
BioTelemetry Inc.[a]	2,152	40,931
LHC Group Inc.[a]	1,799	81,423
Magellan Health Inc.[a]	1,964	134,475
Triple-S Management Corp. Class Ba	17,363	431,471
U.S. Physical Therapy Inc.	518	30,883

		784,398
HEALTH CARE TECHNOLOGY — 0.06%
Quality Systems Inc.	1,175	14,429

		14,429
HOTELS, RESTAURANTS & LEISURE — 3.81%
Bob Evans Farms Inc./DE	1,355	49,837
Cheesecake Factory Inc. (The)	2,793	144,482
Hyatt Hotels Corp. Class Aa	9,729	490,731
Red Robin Gourmet Burgers Inc.[a]	273	13,202
Texas Roadhouse Inc.	5,136	242,522

		940,774
HOUSEHOLD DURABLES — 0.24%
CSS Industries Inc.	2,241	58,961

		58,961
INSURANCE — 8.11%
American National Insurance Co.	4,287	490,218
Aspen Insurance Holdings Ltd.	5,121	235,361
EMC Insurance Group Inc.	1,846	51,190
FBL Financial Group Inc. Class A	1,099	68,545
Fidelity & Guaranty Life	776	16,963
HCI Group Inc.	502	15,140
Heritage Insurance Holdings Inc.	20,340	252,013
Horace Mann Educators Corp.	7,582	259,153
Kansas City Life Insurance Co.	1,894	73,771
Maiden Holdings Ltd.	11,239	157,009
National Western Life Group Inc.	478	90,409
Navigators Group Inc. (The)	823	77,090

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
OneBeacon Insurance Group Ltd. Class A	1,377	$19,292
United Fire Group Inc.	1,660	69,720
Universal Insurance Holdings Inc.	5,712	124,179

		2,000,053
INTERNET & CATALOG RETAIL — 3.74%
1-800-Flowers.com Inc. Class Aa	49,107	448,347
NutriSystem Inc.	8,204	242,674
PetMed Express Inc.	3,352	69,487
Wayfair Inc. Class Aa	3,710	161,385

		921,893
INTERNET SOFTWARE & SERVICES — 3.20%
Carbonite Inc.[a]	2,136	23,517
comScore Inc.[a]	883	22,914
LogMeIn Inc.[a]	6,626	569,240
Marketo Inc.[a]	894	31,451
Shutterstock Inc.[a]	1,814	99,933
Stamps.com Inc.[a]	274	20,770
Wix.com Ltd.[a]	621	22,108

		789,933
IT SERVICES — 2.92%
CACI International Inc. Class Aa	280	26,692
CSG Systems International Inc.	1,631	65,664
ManTech International Corp./VA Class A	15,457	610,706
Sykes Enterprises Inc.[a]	563	17,279

		720,341
LEISURE PRODUCTS — 1.89%
Johnson Outdoors Inc. Class A	811	24,695
Sturm Ruger & Co. Inc.	6,125	416,500
Vista Outdoor Inc.[a]	484	24,224

		465,419
MACHINERY — 1.74%
Briggs & Stratton Corp.	903	20,525
Chart Industries Inc.[a]	1,471	44,160
Kennametal Inc.	14,627	363,627

		428,312
MARINE — 0.06%
Scorpio Bulkers Inc.[a]	4,167	13,709

		13,709
MEDIA — 0.24%
Harte-Hanks Inc.	6,542	10,860
Time Inc.	2,955	48,255

		59,115

Security	Shares	Value
METALS & MINING — 1.87%
Kaiser Aluminum Corp.	5,213	$431,897
Schnitzer Steel Industries Inc. Class A	1,513	29,488

		461,385
MULTI-UTILITIES — 0.32%
Unitil Corp.	1,823	79,738

		79,738
MULTILINE RETAIL — 0.24%
Big Lots Inc.	469	24,942
Fred’s Inc. Class A	2,135	33,925

		58,867
OIL, GAS & CONSUMABLE FUELS — 0.36%
Bonanza Creek Energy Inc.[a]	20,422	16,401
Denbury Resources Inc.	7,668	22,237
Matador Resources Co.[a]	829	17,483
Stone Energy Corp.[a,b]	1,182	14,515
Triangle Petroleum Corp.[a]	12,917	2,771
W&T Offshore Inc.[a]	8,431	16,778

		90,185
PERSONAL PRODUCTS — 2.29%
Medifast Inc.	5,006	176,311
Nutraceutical International Corp.[a]	808	20,717
USANA Health Sciences Inc.[a]	2,681	368,155

		565,183
PHARMACEUTICALS — 1.10%
SciClone Pharmaceuticals Inc.[a]	25,700	271,392

		271,392
PROFESSIONAL SERVICES — 1.79%
ICF International Inc.[a]	1,312	54,290
Navigant Consulting Inc.[a]	2,349	46,299
RPX Corp.[a]	33,826	340,628

		441,217
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.73%
Agree Realty Corp.	781	39,612
Care Capital Properties Inc.	4,820	142,576
Dynex Capital Inc.	6,417	45,047
Gyrodyne LLC	86	1,746
MFA Financial Inc.	60,103	451,975
Select Income REIT	17,544	487,021

		1,167,977
ROAD & RAIL — 1.36%
Knight Transportation Inc.	718	21,418
Marten Transport Ltd.	6,204	134,317

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2016

Security	Shares	Value
Werner Enterprises Inc.	7,137	$179,281

		335,016
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.98%
Advanced Energy Industries Inc.[a]	15,671	638,123
Alpha & Omega Semiconductor Ltd.[a]	3,748	53,559
Cirrus Logic Inc.[a]	13,194	641,096
Integrated Device Technology Inc.[a]	6,440	141,616
MaxLinear Inc. Class Aa	3,112	67,873
Synaptics Inc.[a]	3,465	180,007

		1,722,274
SOFTWARE — 7.08%
AVG Technologies NVa	10,551	260,926
Ellie Mae Inc.[a]	409	37,673
Gigamon Inc.[a]	4,203	196,364
HubSpot Inc.[a]	1,381	75,389
Imperva Inc.[a]	4,162	196,114
Infoblox Inc.[a]	742	13,890
Pegasystems Inc.	14,013	390,963
Proofpoint Inc.[a]	1,069	81,105
Take-Two Interactive Software Inc.[a]	712	28,608
VirnetX Holding Corp.[a,b]	6,813	22,755
Zendesk Inc.[a]	14,693	444,316

		1,748,103
SPECIALTY RETAIL — 3.58%
Ascena Retail Group Inc.[a]	15,451	125,616
Children’s Place Inc. (The)	6,427	537,169
Kirkland’s Inc.[a]	1,616	24,628
Select Comfort Corp.[a]	6,006	143,303
Stage Stores Inc.	2,258	13,390
Tilly’s Inc. Class Aa	6,781	38,584

		882,690
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.37%
Lexmark International Inc. Class A	5,677	208,176
Nimble Storage Inc.[a]	14,954	111,258
Stratasys Ltd.[a]	12,659	265,079

		584,513
TEXTILES, APPAREL & LUXURY GOODS — 0.08%
Culp Inc.	728	20,770

		20,770
THRIFTS & MORTGAGE FINANCE — 0.69%
First Defiance Financial Corp.	1,345	56,073
Meta Financial Group Inc.	558	30,517

Security	Shares	Value
Territorial Bancorp. Inc.	2,412	$64,883
United Financial Bancorp. Inc.	1,519	19,975

		171,448
TOBACCO — 0.29%
Universal Corp./VA	1,192	70,698

		70,698
TRADING COMPANIES & DISTRIBUTORS — 0.07%
NOW Inc.[a]	943	17,266

		17,266
WATER UTILITIES — 1.11%
American States Water Co.	2,670	115,344
Artesian Resources Corp. Class A	901	30,715
California Water Service Group	1,847	62,299
Middlesex Water Co.	692	28,587
York Water Co. (The)	1,143	35,936

		272,881
WIRELESS TELECOMMUNICATION SERVICES — 0.30%
U.S. Cellular Corp.[a]	1,847	74,711

		74,711

TOTAL COMMON STOCKS (Cost: $22,352,300)		24,543,791

SHORT-TERM INVESTMENTS — 0.35%

MONEY MARKET FUNDS — 0.35%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.57%[c,d,e]	6,169	6,169
BlackRock Cash Funds: Prime, SL Agency Shares
0.47%[c,d,e]	341	341
BlackRock Cash Funds: Treasury, SL Agency Shares
0.28%[c,d]	80,564	80,564

		87,074

TOTAL SHORT-TERM INVESTMENTS (Cost: $87,074)		87,074

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® ENHANCED U.S. SMALL-CAP ETF

July 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.82% (Cost: $22,439,374)[f]	$24,630,865
Other Assets, Less Liabilities — 0.18%	43,623

NET ASSETS — 100.00%	$24,674,488

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $22,457,077. Net unrealized appreciation was $2,173,788, of which $4,274,145 represented gross unrealized appreciation on securities and $2,100,357 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$24,521,036	$22,755	$—	$24,543,791
Money market funds	87,074	—	—	87,074

Total	$24,608,110	$22,755	$—	$24,630,865

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

July 31, 2016

	iShares Enhanced International Large-Cap ETF	iShares Enhanced International Small-Cap ETF	iShares Enhanced U.S. Large-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$37,972,733	$17,526,923	$58,057,383
Affiliated (Note 2)	14,393	21,793	40,468

Total cost of investments	$37,987,126	$17,548,716	$58,097,851

Investments in securities, at fair value (Note 1):
Unaffiliated	$32,720,218	$19,390,376	$65,421,622
Affiliated (Note 2)	14,393	21,793	40,468

Total fair value of investments	32,734,611	19,412,169	65,462,090
Foreign currency, at value[a]	448,832	77,878	—
Cash	—	—	2,367
Receivables:
Investment securities sold	—	25,095	1,378,309
Dividends and interest	57,168	18,443	40,495
Tax reclaims	138,665	12,554	—

Total Assets	33,379,276	19,546,139	66,883,261

LIABILITIES
Payables:
Investment advisory fees (Note 2)	17,618	7,806	10,490

Total Liabilities	17,618	7,806	10,490

NET ASSETS	$33,361,658	$19,538,333	$66,872,771

Net assets consist of:
Paid-in capital	$42,771,968	$19,176,710	$59,843,587
Undistributed (distributions in excess of) net investment income	11,767	(7,630)	79,634
Accumulated net realized loss	(4,170,954)	(1,494,259)	(414,689)
Net unrealized appreciation (depreciation)	(5,251,123)	1,863,512	7,364,239

NET ASSETS	$33,361,658	$19,538,333	$66,872,771

Shares outstanding[b]	1,500,000	800,000	1,950,000

Net asset value per share	$22.24	$24.42	$34.29

[a]	Cost of foreign currency: $448,015, $77,736 and $ —, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES® U.S. ETF TRUST

July 31, 2016

iShares Enhanced U.S. Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$22,352,300
Affiliated (Note 2)	87,074

Total cost of investments	$22,439,374

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$24,543,791
Affiliated (Note 2)	87,074

Total fair value of investments	24,630,865
Receivables:
Dividends and interest	57,703

Total Assets	24,688,568

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	6,510
Investment advisory fees (Note 2)	7,570

Total Liabilities	14,080

NET ASSETS	$24,674,488

Net assets consist of:
Paid-in capital	$22,897,643
Undistributed net investment income	55,737
Accumulated net realized loss	(470,383)
Net unrealized appreciation	2,191,491

NET ASSETS	$24,674,488

Shares outstanding[b]	750,000

Net asset value per share	$32.90

[a]	Securities on loan with a value of $6,370. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended July 31, 2016

	iShares Enhanced International Large-Cap ETF	iShares Enhanced International Small-Cap ETF	iShares Enhanced U.S. Large-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,069,137	$368,961	$1,584,205
Dividends — affiliated (Note 2)	165	43	309
Securities lending income — affiliated — net (Note 2)	879	23,157	17,980

Total investment income	2,070,181	392,161	1,602,494

EXPENSES
Investment advisory fees (Note 2)	224,537	76,924	136,355

Total expenses	224,537	76,924	136,355

Net investment income	1,845,644	315,237	1,466,139

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,980,290)	(801,997)	95,659
In-kind redemptions — unaffiliated	(526,441)	—	4,047,712
Foreign currency transactions	4,765	3,077	—

Net realized gain (loss)	(2,501,966)	(798,920)	4,143,371

Net change in unrealized appreciation/depreciation on:
Investments	(5,872,569)	1,682,840	(1,992,822)
Translation of assets and liabilities in foreign currencies	3,546	560	—

Net change in unrealized appreciation/depreciation	(5,869,023)	1,683,400	(1,992,822)

Net realized and unrealized gain (loss)	(8,370,989)	884,480	2,150,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,525,345)	$1,199,717	$3,616,688

[a]	Net of foreign withholding tax of $213,122, $43,242 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES® U.S. ETF TRUST

Year ended July 31, 2016

iShares Enhanced U.S. Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$463,431
Dividends — affiliated (Note 2)	135
Securities lending income — affiliated — net (Note 2)	28,015

Total investment income	491,581

EXPENSES
Investment advisory fees (Note 2)	82,409

Total expenses	82,409

Net investment income	409,172

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	126,572
In-kind redemptions — unaffiliated	642,556

Net realized gain	769,128

Net change in unrealized appreciation/depreciation	19,148

Net realized and unrealized gain	788,276

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,197,448

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Enhanced International Large-Cap ETF		iShares Enhanced International Small-Cap ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,845,644	$1,970,264	$315,237	$261,166
Net realized loss	(2,501,966)	(2,309,239)	(798,920)	(629,519)
Net change in unrealized appreciation/depreciation	(5,869,023)	11,017	1,683,400	216,875

Net increase (decrease) in net assets resulting from operations	(6,525,345)	(327,958)	1,199,717	(151,478)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,912,879)	(1,946,711)	(326,068)	(287,196)

Total distributions to shareholders	(1,912,879)	(1,946,711)	(326,068)	(287,196)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,344,979	54,822,179	4,658,618	4,567,025
Cost of shares redeemed	(52,668,102)	—	—	—

Net increase (decrease) in net assets from capital share transactions	(41,323,123)	54,822,179	4,658,618	4,567,025

INCREASE (DECREASE) IN NET ASSETS	(49,761,347)	52,547,510	5,532,267	4,128,351

NET ASSETS
Beginning of year	83,123,005	30,575,495	14,006,066	9,877,715

End of year	$33,361,658	$83,123,005	$19,538,333	$14,006,066

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$11,767	$46,307	$(7,630)	$(6,885)

SHARES ISSUED AND REDEEMED
Shares sold	500,000	2,200,000	200,000	200,000
Shares redeemed	(2,400,000)	—	—	—

Net increase (decrease) in shares outstanding	(1,900,000)	2,200,000	200,000	200,000

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES® U.S. ETF TRUST

	iShares Enhanced U.S. Large-Cap ETF		iShares Enhanced U.S. Small-Cap ETF
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,466,139	$1,384,522	$409,172	$361,722
Net realized gain (loss)	4,143,371	1,387,233	769,128	(563,172)
Net change in unrealized appreciation/depreciation	(1,992,822)	5,474,233	19,148	2,127,663

Net increase in net assets resulting from operations	3,616,688	8,245,988	1,197,448	1,926,213

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,504,471)	(1,346,033)	(380,435)	(344,193)

Total distributions to shareholders	(1,504,471)	(1,346,033)	(380,435)	(344,193)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,690,504	21,862,919	1,462,916	10,767,793
Cost of shares redeemed	(22,736,734)	(7,983,323)	(3,142,565)	—

Net increase (decrease) in net assets from capital share transactions	(13,046,230)	13,879,596	(1,679,649)	10,767,793

INCREASE (DECREASE) IN NET ASSETS	(10,934,013)	20,779,551	(862,636)	12,349,813

NET ASSETS
Beginning of year	77,806,784	57,027,233	25,537,124	13,187,311

End of year	$66,872,771	$77,806,784	$24,674,488	$25,537,124

Undistributed net investment income included in net assets at end of year	$79,634	$117,966	$55,737	$27,000

SHARES ISSUED AND REDEEMED
Shares sold	300,000	700,000	50,000	350,000
Shares redeemed	(700,000)	(250,000)	(100,000)	—

Net increase (decrease) in shares outstanding	(400,000)	450,000	(50,000)	350,000

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Enhanced International Large-Cap ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Feb. 25, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.45	$25.48	$24.90

Income from investment operations:
Net investment income[b]	0.65	0.75	0.56
Net realized and unrealized gain (loss)[c]	(2.21)	(1.17)	0.40

Total from investment operations	(1.56)	(0.42)	0.96

Less distributions from:
Net investment income	(0.65)	(0.61)	(0.38)

Total distributions	(0.65)	(0.61)	(0.38)

Net asset value, end of period	$22.24	$24.45	$25.48

Total return	(6.35)%	(1.59)%	3.80%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$33,362	$83,123	$30,575
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.88%	3.11%	5.04%
Portfolio turnover rate[f]	32%	41%	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Enhanced International Small-Cap ETF

	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Feb. 25, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$23.34	$24.69	$24.87

Income from investment operations:
Net investment income[b]	0.46	0.60	0.34
Net realized and unrealized gain (loss)[c]	1.05	(1.32)	(0.29)

Total from investment operations	1.51	(0.72)	0.05

Less distributions from:
Net investment income	(0.43)	(0.63)	(0.23)

Total distributions	(0.43)	(0.63)	(0.23)

Net asset value, end of period	$24.42	$23.34	$24.69

Total return	6.62%	(2.82)%	0.18%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$19,538	$14,006	$9,878
Ratio of expenses to average net assets[e]	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets[e]	2.01%	2.57%	3.20%
Portfolio turnover rate[f]	30%	61%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

	iShares Enhanced U.S. Large-Cap ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$33.11	$30.01	$26.76	$24.79

Income from investment operations:
Net investment income[b]	0.62	0.62	0.54	0.14
Net realized and unrealized gain[c]	1.17	3.08	3.19	1.89

Total from investment operations	1.79	3.70	3.73	2.03

Less distributions from:
Net investment income	(0.61)	(0.60)	(0.48)	(0.06)

Total distributions	(0.61)	(0.60)	(0.48)	(0.06)

Net asset value, end of period	$34.29	$33.11	$30.01	$26.76

Total return	5.57%	12.40%	14.00%	8.19%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$66,873	$77,807	$57,027	$12,043
Ratio of expenses to average net assets[e]	0.18%	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets[e]	1.94%	1.94%	1.87%	1.90%
Portfolio turnover rate[f]	19%	44%	20%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

	iShares Enhanced U.S. Small-Cap ETF
	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$31.92	$29.31	$27.58	$24.67

Income from investment operations:
Net investment income[b]	0.52	0.57 [c]	0.33	0.16
Net realized and unrealized gain[d]	0.95	2.58	1.73	2.88

Total from investment operations	1.47	3.15	2.06	3.04

Less distributions from:
Net investment income	(0.49)	(0.54)	(0.33)	(0.13)

Total distributions	(0.49)	(0.54)	(0.33)	(0.13)

Net asset value, end of period	$32.90	$31.92	$29.31	$27.58

Total return	4.77%	10.78%	7.43%	12.37%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$24,674	$25,537	$13,187	$2,758
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	1.74%	1.82%[c]	1.13%	2.09%
Portfolio turnover rate[g]	26%	53%	39%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Includes a special distribution from Engility Holdings Inc. Excluding such special distribution, the net investment income would have been $0.41 per share and 1.30% of average net assets.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Enhanced International Large-Cap	Non-diversified
Enhanced International Small-Cap	Non-diversified
Enhanced U.S. Large-Cap	Diversified
Enhanced U.S. Small-Cap	Diversified

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2016, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Enhanced U.S. Small-Cap
Citigroup Global Markets Inc.	$6,361	$6,361	$—
JPMorgan Clearing Corp.	9	9	—

	$6,370	$6,370	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Enhanced International Large-Cap	0.35%
Enhanced International Small-Cap	0.49
Enhanced U.S. Large-Cap	0.18
Enhanced U.S. Small-Cap	0.35

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Enhanced U.S. Large-Cap ETF and iShares Enhanced U.S. Small-Cap ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Enhanced International Large-Cap ETF and iShares Enhanced International Small-Cap ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Enhanced International Large-Cap	$213
Enhanced International Small-Cap	5,755
Enhanced U.S. Large-Cap	7,373
Enhanced U.S. Small-Cap	11,832

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Enhanced International Large-Cap	$19,836,550	$22,101,528
Enhanced International Small-Cap	4,787,762	4,680,496
Enhanced U.S. Large-Cap	14,002,658	14,789,135
Enhanced U.S. Small-Cap	6,511,310	6,221,511

In-kind transactions (see Note 4) for the year ended July 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Enhanced International Large-Cap	$11,102,379	$50,490,547
Enhanced International Small-Cap	4,548,551	—
Enhanced U.S. Large-Cap	9,619,108	22,380,501
Enhanced U.S. Small-Cap	1,421,349	3,072,624

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2016, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Enhanced International Large-Cap	$(731,270)	$32,695	$698,575
Enhanced International Small-Cap	—	10,086	(10,086)
Enhanced U.S. Large-Cap	3,977,841	—	(3,977,841)
Enhanced U.S. Small-Cap	626,251	—	(626,251)

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 was as follows:

iShares ETF	2016	2015
Enhanced International Large-Cap
Ordinary income	$1,912,879	$1,946,711

Enhanced International Small-Cap
Ordinary income	$326,068	$287,196

Enhanced U.S. Large-Cap
Ordinary income	$1,504,471	$1,346,033

Enhanced U.S. Small-Cap
Ordinary income	$380,435	$344,193

As of July 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Enhanced International Large-Cap	$77,453	$(2,520,004)	$(5,393,374)	$(1,574,385)	$(9,410,310)
Enhanced International Small-Cap	121,260	(866,160)	1,689,618	(583,095)	361,623
Enhanced U.S. Large-Cap	79,634	—	7,294,668	(345,118)	7,029,184
Enhanced U.S. Small-Cap	55,737	(333,291)	2,173,788	(119,389)	1,776,845

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

As of July 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Enhanced International Large-Cap	$2,520,004
Enhanced International Small-Cap	866,160
Enhanced U.S. Small-Cap	333,291

For the year ended July 31, 2016 the iShares Enhanced U.S. Large Cap ETF utilized $237,466 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

On June 23, 2016, the Board unanimously voted to close and liquidate the Funds. After the close of business on August 23, 2016, subject to applicable law, the Funds no longer accepted creation orders. Trading in the Funds was halted prior to market open on August 24, 2016. Proceeds of the liquidation were sent to shareholders on August 30, 2016.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Enhanced International Large-Cap ETF, iShares Enhanced International Small-Cap ETF, iShares Enhanced U.S. Large-Cap ETF and iShares Enhanced U.S. Small-Cap ETF (the “Funds”) at July 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 7, the Board of Trustees approved the liquidation of the Funds, which occurred on August 30, 2016.

PricewaterhouseCoopers LLP

San Francisco, California

September 26, 2016

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® U.S. ETF TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2016:

iShares ETF	Qualified Dividend Income
Enhanced International Large-Cap	$2,215,889
Enhanced International Small-Cap	329,018
Enhanced U.S. Large-Cap	1,592,299
Enhanced U.S. Small-Cap	370,661

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Enhanced U.S. Large-Cap	96.03%
Enhanced U.S. Small-Cap	86.86%

For the fiscal year ended July 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Enhanced International Large-Cap	$2,282,259	$213,122
Enhanced International Small-Cap	412,203	43,069

TAX INFORMATION	51

Board Review and Approval on Investment Advisory

Contract

iSHARES® U.S. ETF TRUST

I. iShares Enhanced International Large-Cap ETF, iShares Enhanced U.S. Large-Cap ETF and iShares Enhanced U.S. Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval on Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

The Board noted that each Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for each Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with expectations relative to each Fund’s peer group and benchmark index.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

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Board Review and Approval on Investment Advisory

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provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with similar investment strategies or investment mandates as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval on Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

At the June 21-23, 2016 meeting, BFA sought approval from the Board to close and liquidate the Funds in the third quarter of 2016. BFA noted to the Board, among other things, that the Funds had generated limited interest since their launch and did not have favorable prospects to achieve scale, and the Board unanimously voted to close and liquidate the Funds.

II. iShares Enhanced International Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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Board Review and Approval on Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that during the prior year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its peer group and benchmark index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group and benchmark index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval on Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant

BOARD REVIEW AND APPROVAL ON INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval on Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

At the June 21-23, 2016 meeting, BFA sought approval from the Board to close and liquidate the Fund in the third quarter of 2016. BFA noted to the Board, among other things, that the Fund had generated limited interest since its launch and did not have favorable prospects to achieve scale, and the Board unanimously voted to close and liquidate the Fund.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Enhanced International Large-Cap	$0.649687	$—	$—	$0.649687	100%	—%	—%	100%
Enhanced International Small-Cap	0.429902	—	—	0.429902	100	—	—	100
Enhanced U.S. Large-Cap	0.613487	—	—	0.613487	100	—	—	100
Enhanced U.S. Small-Cap	0.476040	—	0.009458	0.485498	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Enhanced International Large-Cap ETF

Period Covered: February 25, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	10	1.69%
Greater than 1.0% and Less than 1.5%	24	4.05
Greater than 0.5% and Less than 1.0%	153	25.80
Between 0.5% and –0.5%	373	62.90
Less than –0.5% and Greater than –1.0%	26	4.38
Less than –1.0% and Greater than –1.5%	7	1.18

	593	100.00%

iShares Enhanced International Small-Cap ETF

Period Covered: February 25, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.17%
Greater than 2.0% and Less than 2.5%	2	0.34
Greater than 1.5% and Less than 2.0%	19	3.20
Greater than 1.0% and Less than 1.5%	77	12.98
Greater than 0.5% and Less than 1.0%	246	41.49
Between 0.5% and –0.5%	231	38.95
Less than –0.5% and Greater than –1.0%	16	2.70
Less than –1.0% and Greater than –1.5%	1	0.17

	593	100.00%

iShares Enhanced U.S. Large-Cap ETF

Period Covered: April 16, 2013 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	810	100.00%

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

iShares Enhanced U.S. Small-Cap ETF

Period Covered: April 16, 2013 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	810	100.00%

SUPPLEMENTAL INFORMATION	61

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 342 funds (as of July 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman, and Benjamin Archibald the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark Wiedman[b] (45)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2011); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Inc. and iShares Trust (Since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 Portfolios) (since 2015).
Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Charles A. Hurty (72)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 Portfolios) (since 2002).
John E. Kerrigan (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

John E. Martinez (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003);

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (51)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (45)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	65

Notes:

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-712-0716

Item 2.	Code of Ethics.

iShares U.S. ETF Trust (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended July 31, 2016, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2). Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the four series of the Registrant for which the fiscal year-end is July 31, 2016 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $56,200 for the fiscal year ended July 31, 2015 and $57,000 for the fiscal year ended July 31, 2016.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2015 and July 31, 2016 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $14,928 for the fiscal year ended July 31, 2015 and $15,124 for the fiscal year ended July 31, 2016.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended July 31, 2015 and July 31, 2016 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,956,652 for the fiscal year ended July 31, 2015 and $4,572,444 for the fiscal year ended July 31, 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  iShares U.S. ETF Trust

  By: /s/ Manish Mehta

  Manish Mehta, President (Principal Executive Officer)

  Date:         September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

  By: /s/ Manish Mehta

  Manish Mehta, President (Principal Executive Officer)

  Date:         September 29, 2016

  By: /s/ Jack Gee

  Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

  Date:         September 29, 2016